UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 21, 2005

Clinical Data, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	0-12716 (Commission File Number)	04-2573920 (I.R.S. Employer Identification No.)

One Gateway Center, Suite 411
Newton, Massachusetts	02458
(Address of Principal Executive Offices)	(Zip Code)

                      (617) 527-9933
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     X Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On June 21, 2005, Clinical Data, Inc. and Genaissance Pharmaceuticals, Inc. issued a joint press release announcing that they have entered into an Agreement and Plan of Merger, dated as of June 20, 2005, whereby Clinical Data will acquire Genaissance in a stock-for-stock transaction. A copy of the joint press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference. The information required by Item 1.01will be filed in a separate Current Report on Form 8-K.

On June 21, 2005, Clinical Data and Genaissance sent a letter to Genaissance employees regarding the proposed merger. A copy of the letter is attached as Exhibit 99.2 to this report and is incorporated herein by reference.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

Clinical Data plans to file with the SEC a Registration Statement on Form S-4 in connection with the transaction and Clinical Data and Genaissance plan to file with the SEC and mail to their respective stockholders a Joint Proxy Statement/Prospectus in connection with the transaction. The Registration Statement and the Joint Proxy Statement/Prospectus will contain important information about Clinical Data, Genaissance, the transaction and related matters. Investors and security holders are urged to read the Registration Statement and the Joint Proxy Statement/Prospectus carefully when they are available.

Investors and security holders will be able to obtain free copies of the Registration Statement and the Joint Proxy Statement/Prospectus and other documents filed with the SEC by Clinical Data and Genaissance through the web site maintained by the SEC at www.sec.gov.

In addition, investors and security holders will be able to obtain free copies of the Registration Statement and the Joint Proxy Statement/Prospectus from Clinical Data by contacting Mark D. Shooman or from Genaissance by contacting Marcia Passavant.

Clinical Data and Genaissance, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the merger agreement. Information regarding Clinical Data’s directors and executive officers is contained in Clinical Data’s Form 10-KSB for the year ended March 31, 2004 and its proxy statement dated August 13, 2004, which are filed with the SEC. As of June 17, 2005, Clinical Data’s directors and executive officers beneficially owned approximately 3,709,680 shares, or 81.7%, of Clinical Data’s common stock. Information regarding Genaissance’s directors and executive officers is contained in Genaissance’s Form 10-K for the year ended December 31, 2004 and its proxy statement dated April 8, 2005, which are filed with the SEC. As reported in Genaissance’s proxy statement, Genaissance’s directors and executive officers beneficially owned approximately 3,446,987 shares, or 9.43%, of Genaissance’s common stock. A more complete description will be available in the Registration Statement and the Joint Proxy Statement/Prospectus.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This report on Form 8-K contains certain forward-looking information about the transactions that are intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. Words such as "expect(s)", "feel(s)", "believe(s)", "will", "may", "anticipate(s)" and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to statements regarding: our ability to successfully integrate the operations, business and technology of Genaissance; our ability to expand our long-term business opportunities; our ability to maintain normal terms with Genaissance’s customers and partners; the expected effects and benefits of the acquisition; financial projections and estimates and their underlying assumptions; statements regarding plans, objectives and expectations with respect to integrating Genaissance, future operations, products and services; the expected benefits and opportunities of pharmacogenomics; and statements regarding future performance. Such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond our control, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. These risks and uncertainties include: our ability to consummate Clinical Data’s acquisition of Genaissance, our ability to achieve expected synergies and operating efficiencies in the acquisition and to successfully integrate our operations; our expectations regarding the timing, completion and accounting and tax treatments of the transactions and the value of the transaction consideration; our ability to maintain normal relations with Genaissance’s partners and customers; the development of and our ability to take advantage of the market for pharmacogenomic products and services; general economic downturns; and other risks contained in our various SEC reports, including but not limited to our Annual Report on Form 10-KSB for the fiscal year ended March 31, 2004, and the 2004 and 2005 quarterly Form 10-QSB filings, and in Genaissance’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. We do not undertake any obligation to republish revised forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Joint press release issued by Clinical Data, Inc. and Genaissance Pharmaceuticals, Inc. dated June 21, 2005.

99.2 Letter to Genaissance employees from Kevin Rakin, President and Chief Executive Officer of Genaissance and Israel M. Stein, M.D., President and Chief Executive Officer of Clinical Data.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clinical Data, Inc.

By:	/s/ Israel M. Stein

Israel M. Stein, M.D.
President and Chief Executive Officer

DATE: June 21, 2005

EXHIBIT INDEX

Exhibit No.	Description

99.1	Joint Press Release issued by Clinical Data, Inc. and Genaissance Pharmaceuticals, Inc. dated June 21, 2005.
99.2	Letter to Genaissance Employees from Kevin Rakin, President and Chief Executive Officer of Genaissance and Israel M. Stein, M.D., President and Chief Executive Officer of Clinical Data.